UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2025
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 24, 2025, Kontoor Brands, Inc. (the "Company") held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s shareholders voted on: (i) the election of eight directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026; and (iii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive Proxy Statement, dated March 6, 2025, for the 2025 Annual Meeting (the “2025 Proxy Statement”).
The final voting results with respect to each of the proposals are set forth below.
Proposal 1. The shareholders elected eight directors to each serve a one-year term expiring at the Company's Annual Meeting of Shareholders to be held in 2026 and until their respective successors are duly elected and qualified.

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Scott H. Baxter	46,285,673	413,186	129,901	4,951,753
Maryelizabeth R. Campbell	46,633,260	62,700	132,800	4,951,753
Ashley D. Goldsmith	45,939,809	636,681	252,270	4,951,753
Robert M. Lynch	46,592,266	96,627	139,867	4,951,753
Andrew E. Page	46,596,547	93,328	138,885	4,951,753
Mark L. Schiller	46,012,249	674,757	141,754	4,951,753
Robert K. Shearer	46,625,265	71,737	131,758	4,951,753
Shelley Stewart, Jr.	43,440,180	1,891,027	1,497,553	4,951,753
Proposal 2. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

For	Against	Abstentions	Broker Non-Votes
51,493,184	113,908	173,421	0
Proposal 3. The shareholders approved the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement on a non-binding advisory basis.

For	Against	Abstentions	Broker Non-Votes
45,427,182	1,237,755	163,823	4,951,753
Further information concerning the matters voted upon at the 2025 Annual Meeting is contained in the 2025 Proxy Statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: April 25, 2025	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, General Counsel & Secretary